COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of March 31, 2008				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	March 31, 2008

Dallas, TX	3,662	$ 202,184	8.4%	95.4%	$ 701.41
Houston, TX	3,191	$ 217,995	9.0%	93.1%	$ 770.60
Atlanta, GA	3,003	$ 207,692	8.6%	95.1%	$ 754.12
Nashville, TN	1,855	$ 123,642	5.1%	96.7%	$ 773.37
Greenville, SC	1,140	$ 49,786	2.1%	93.2%	$ 585.89
Tampa, FL	1,120	$ 68,252	2.8%	95.0%	$ 875.08
All Other	4,468	$ 329,514	13.6%	93.6%	$ 821.66
High Growth Markets	18,439	$ 1,199,065	49.6%	94.5%	$ 761.75

Memphis, TN	4,021	$ 201,562	8.3%	96.4%	$ 683.83
Jacksonville, FL	3,347	$ 187,011	7.7%	94.9%	$ 809.04
Austin, TX	1,776	$ 105,458	4.4%	95.2%	$ 739.62
Jackson, MS	1,241	$ 57,164	2.4%	96.7%	$ 693.59
Chattanooga, TN	943	$ 38,109	1.6%	96.9%	$ 619.80
Augusta, GA/Aiken, SC	912	$ 39,900	1.6%	96.2%	$ 659.18
All Other	3,862	$ 213,968	8.9%	95.1%	$ 700.34
Growth plus Income Markets	16,102	$ 843,172	34.9%	95.7%	$ 715.57

Columbus, GA	1,509	$ 75,690	3.1%	94.2%	$ 723.62
Lexington, KY	924	$ 59,909	2.5%	96.3%	$ 711.57
All Other	4,146	$ 239,182	9.9%	96.7%	$ 731.89
Stable Income Markets	6,579	$ 374,781	15.5%	96.1%	$ 727.13

Total Portfolio	41,120	$ 2,417,018	100.0%	95.2%	$ 738.13

NUMBER OF APARTMENT UNITS

	2008	2007
	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31

100% Owned Properties	40,494	40,248	40,248	40,036	39,971
Properties in Joint Ventures	626	-	-	-	-
Total Portfolio	41,120	40,248	40,248	40,036	39,971

SAME STORE (EXCLUDES EIGHT FULL RENOVATION COMMUNITIES) Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of March 31, 2008 unless otherwise noted

		Three Months Ended March 31, 2008
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
High Growth Markets
Dallas, TX	3,662	$ 7,999	$ 3,517	$ 4,482	$ 701.41	95.4%	91.6%	60.1%
Atlanta, GA	2,693	$ 6,365	$ 2,455	$ 3,910	$ 758.11	95.4%	93.3%	60.9%
Houston, TX	1,912	$ 4,651	$ 2,022	$ 2,629	$ 770.62	96.0%	93.7%	68.7%
Nashville, TN	1,569	$ 3,914	$ 1,421	$ 2,493	$ 775.23	96.2%	96.0%	59.5%
Greenville, SC	1,140	$ 2,083	$ 841	$ 1,242	$ 585.89	93.2%	93.1%	62.5%
Tampa, FL	890	$ 2,437	$ 947	$ 1,490	$ 875.93	95.1%	93.5%	54.7%
All Other	3,204	$ 7,938	$ 2,975	$ 4,963	$ 801.80	95.2%	92.6%	58.6%
Subtotal	15,070	$ 35,387	$ 14,178	$ 21,209	$ 750.92	95.3%	93.0%	60.8%

Growth plus Income Markets
Memphis, TN	3,650	$ 7,615	$ 3,477	$ 4,138	$ 684.03	96.5%	93.5%	59.5%
Jacksonville, FL	3,011	$ 7,423	$ 2,777	$ 4,646	$ 807.16	94.8%	91.8%	66.7%
Austin, TX	1,392	$ 3,335	$ 1,489	$ 1,846	$ 746.41	95.5%	93.0%	64.7%
Jackson, MS	1,241	$ 2,718	$ 952	$ 1,766	$ 693.59	96.7%	96.5%	60.0%
Chattanooga, TN	943	$ 1,883	$ 771	$ 1,112	$ 619.80	96.9%	97.1%	54.7%
Augusta, GA/Aiken, SC	912	$ 1,848	$ 750	$ 1,098	$ 659.18	96.2%	92.6%	77.4%
All Other	3,374	$ 7,037	$ 2,873	$ 4,164	$ 673.10	95.1%	92.8%	65.6%
Subtotal	14,523	$ 31,859	$ 13,089	$ 18,770	$ 708.08	95.7%	93.4%	63.8%

Stable Income Markets
Columbus, GA	1,509	$ 3,199	$ 1,414	$ 1,785	$ 723.62	94.2%	89.4%	92.4%
Lexington, KY	924	$ 1,986	$ 737	$ 1,249	$ 711.57	96.3%	92.5%	60.7%
All Other	4,146	$ 9,483	$ 3,638	$ 5,845	$ 731.89	96.7%	94.8%	63.4%
Subtotal	6,579	$ 14,668	$ 5,789	$ 8,879	$ 727.13	96.1%	93.2%	69.6%

Operating Same Store	36,172	$ 81,914	$ 33,056	$ 48,858	$ 729.39	95.6%	93.2%	63.6%

Revenue Straight-line Adjustment (2)		$ (234)		$ (234)
Total Same Store		$ 81,680		$ 48,624

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM QUARTER ENDED DEC 31, 2007 (PRIOR QUARTER) AND QUARTER ENDED MARCH 31, 2007 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
High Growth Markets
Dallas, TX	-0.1%	6.1%	0.8%	1.6%	-0.9%	9.9%	1.1%	0.1%	0.4%	3.7%
Atlanta, GA	0.2%	2.0%	-4.5%	1.7%	3.3%	2.2%	0.5%	0.1%	-0.2%	1.6%
Houston, TX	1.4%	6.9%	5.3%	2.3%	-1.4%	10.7%	0.3%	0.0%	0.2%	4.4%
Nashville, TN	0.2%	8.6%	-1.0%	1.9%	0.8%	12.8%	-1.0%	2.2%	1.0%	4.7%
Greenville, SC	-0.1%	2.0%	6.9%	0.7%	-4.3%	2.9%	-2.3%	-2.9%	1.1%	3.8%
Tampa, FL	0.5%	3.7%	1.6%	-2.8%	-0.1%	8.3%	-0.3%	0.0%	-0.3%	0.0%
All Other	1.4%	4.8%	-3.1%	-0.1%	4.3%	8.0%	0.5%	0.9%	-0.1%	2.4%
Subtotal	0.5%	5.0%	-0.2%	1.0%	1.0%	7.9%	0.2%	0.2%	0.2%	2.9%

Growth plus Income Markets
Memphis, TN	0.4%	4.9%	2.4%	3.6%	-1.1%	6.0%	0.7%	1.7%	0.0%	2.8%
Jacksonville, FL	0.4%	-0.5%	1.7%	3.9%	-0.3%	-2.9%	1.5%	0.4%	-1.4%	-1.1%
Austin, TX	0.8%	6.8%	3.0%	-0.3%	-0.9%	13.3%	-0.4%	0.4%	1.2%	5.4%
Jackson, MS	2.1%	5.6%	5.9%	4.7%	0.1%	6.0%	-0.5%	0.2%	0.6%	3.7%
Chattanooga, TN	0.9%	6.6%	-1.9%	5.3%	2.9%	7.4%	0.2%	1.1%	0.9%	4.6%
Augusta, GA/Aiken, SC	1.2%	3.4%	-1.6%	-0.5%	3.2%	6.3%	3.9%	1.8%	-1.8%	4.0%
All Other	0.7%	3.6%	-0.7%	2.5%	1.7%	4.3%	0.2%	0.8%	1.1%	1.9%
Subtotal	0.7%	3.6%	1.4%	2.9%	0.3%	4.0%	0.7%	0.9%	0.0%	2.1%

Stable Income Markets
Columbus, GA	1.3%	-3.0%	3.7%	4.6%	-0.4%	-8.3%	5.7%	2.4%	0.5%	4.1%
Lexington, KY	-0.7%	7.3%	0.7%	2.5%	-1.4%	10.3%	1.3%	2.4%	0.2%	3.0%
All Other	0.3%	2.6%	2.2%	2.3%	-0.8%	2.9%	1.6%	0.8%	-0.6%	2.1%
Subtotal	0.4%	1.9%	2.4%	2.9%	-0.8%	1.3%	2.5%	1.4%	-0.2%	2.7%

Operating Same Store	0.6%	3.9%	0.9%	2.1%	0.4%	5.1%	0.8%	0.7%	0.1%	2.6%

Including revenue straight-line adjustment:
Total Same Store	0.7%	3.8%			0.5%	5.0%

SAME STORE (EXCLUDES EIGHT FULL RENOVATION COMMUNITIES)

Dollars in thousands	Three Months Ended March 31,		Percent
	2008	2007	Change
Revenues
Operating	$ 81,914	$ 78,852	3.9%
Straight-line adjustment (1)	(234)	(164)
Total Same Store	$ 81,680	$ 78,688	3.8%

Expense	$ 33,056	$ 32,380	2.1%

NOI
Operating	$ 48,858	$ 46,472	5.1%
Straight-line adjustment (1)	(234)	(164)
Total Same Store	$ 48,624	$ 46,308	5.0%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS EIGHT EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the eight full renovation communities (2,399 units).

	Three Months Ended March 31,		Percent
	2008	2007	Change
Revenues
Operating	$ 87,874	$ 84,434	4.1%
Straight-line adjustment (2)	(223)	(134)
Total Same Store	$ 87,651	$ 84,300	4.0%

Expense	$ 35,281	$ 34,520	2.2%

NOI
Operating	$ 52,593	$ 49,914	5.4%
Straight-line adjustment (2)	(223)	(134)
Total Same Store	$ 52,370	$ 49,780	5.2%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

NOI BRIDGE (Dollars in thousands)

		Three Months Ended
		March 31, 2008	December 31, 2007	March 31, 2007
NOI
Same store		$ 48,624	$ 48,381	$ 46,308
Non-same store		5,876	6,301	4,279
Total NOI		54,500	54,682	50,587
Held for sale NOI included above		-	(23)	(576)
Management fee income		28	-	34
Depreciation		(22,268)	(21,818)	(21,288)
Property management expense		(4,258)	(4,768)	(4,413)
General and administrative expense		(2,920)	(3,179)	(2,672)
Interest and other non-property income		108	47	94
Interest expense		(16,334)	(16,257)	(16,014)
Amortization of deferred financing costs		(628)	(658)	(561)
Incentive fees from real estate joint ventures		-	-	1,019
Net gains on insurance and other settlement proceeds		128	(56)	510
Loss on sale of non-depreciable assets		(3)	279	-
Minority interest in operating partnership income		(532)	(675)	(1,038)
(Loss) gains from real estate joint ventures		(83)	-	5,380
Discontinued operations		(59)	30	262
Net income		$ 7,679	$ 7,604	$ 11,324

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

DEVELOPMENT (Dollars in thousands)

EXPENDITURES		Current	Estimated
	Total	Estimated	Cost	Cost
	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$ 23,453	$ 117	$ 23,253
St. Augustine Phase II, Jacksonville, FL	124	13,227	107	4,503
Copper Ridge Phase I, Dallas, TX	216	19,407	90	7,914
Total development	540	$ 56,087	$ 104	$ 35,670

ESTIMATED TIMELINE	Construction		Initial
	Start	Finish	Occupancy	Stabilization
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	2Q 2008
St. Augustine Phase II, Jacksonville, FL	3Q 2007	4Q 2008	3Q 2008	2Q 2009
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2008	2Q 2008	2Q 2009

UNITS	Actual Units
	Completed	Occupied
Brier Creek Phase II, Raleigh, NC	200	141
St. Augustine Phase II, Jacksonville, FL	-	-
Copper Ridge Phase I, Dallas, TX	-	-

OPERATING RESULTS (Dollars and shares in thousands except per share data)

		Three Months
		Ended	Trailing
		March 31, 2008	4 Quarters
Net income		$ 7,679	$ 36,301
Depreciation		22,268	87,153
Interest expense		16,334	64,772
Loss on debt extinguishment		-	123
Amortization of deferred financing costs		628	2,474
Net gain on insurance and other settlement proceeds		(128)	(207)
Loss (gain) on sale of non-depreciable assets		3	(531)
Gain on dispositions within unconsolidated entities		-	(1)
Gain on sale of discontinued operations		59	(9,105)
EBITDA		$ 46,843	$ 180,979

		Three Months Ended March 31,
		2008	2007
EBITDA/Debt Service		2.74x	2.61x
Fixed Charge Coverage (1)		2.40x	2.22x
Total Debt as % of Total Gross Assets		52%	52%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF MARCH 31, 2008
Dollars in thousands
		Average Years
	Principal	to Contract	Effective
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1)	$ 966,947	3.9	5.6%
Tax-free - Fixed Rate or Swapped (1)	73,205	4.9	4.5%
Conventional - Variable Rate	179,740	5.7	3.4%
Tax-free - Variable Rate	4,760	20.2	3.7%
Conventional - Variable Rate - Capped (2)	17,936	1.6	3.6%
Tax-free - Variable Rate - Capped (2)	29,185	3.0	3.1%
Total Debt Outstanding	$ 1,271,773	4.3	5.1%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) As the capped rates of 6.0% and 6.5% have not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES
		Contract
	Balance	Rate

2008	$ 160,890	6.3%
2009	100,230	6.5%
2010	148,365	5.7%
2011	133,000	5.3%
2012	142,800	5.1%
2013	150,000	5.3%
2014	163,431	5.7%
2015	15,270	6.4%
Thereafter	26,166	5.6%
Total	$ 1,040,152	5.7%

OTHER DATA

PER SHARE DATA	Three Months Ended March 31,
	2008	2007
Dividend paid per common share	$0.615	$0.605

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	4/30/2008	4/15/2008
Preferred Series H - quarterly	$0.51875	3/24/2008	3/13/2008

PREFERRED STOCK		Number of	Liquidation	Earliest
		Shares Issued	Preference	Optional
		and Outstanding	per Share	Call Date
8.30% Series H Cumulative Redeemable Preferred Stock		6,200,000	$25.00	8/11/2008